EXHIBIT 99.1

WILBER &
TOWNSHEND

A Professional Corporation                                  465 Baldwin St.
Certified Public Accountants                                Jenison, MI 49428
PH:  616-457-4880
FX:  616-457-1114


January 3, 1997

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the principal accountants for Intelligent Decision Systems, Inc. and its predecessor Resource Finance Group, Ltd. until December 30, 1996. We have been furnished with and read a copy of Intelligent Decision Systems, Inc.'s statements included under Item 4 of its Form 8-K dated January 3, 1997, and agree with such statements.






/s/ Wilber & Townshend